UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

DCT INDUSTRIAL TRUST INC.

(Prologis, Inc., as successor by merger to DCT Industrial Trust Inc.)

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

(Prologis, L.P., as successor by merger to DCT Industrial Operating Partnership LP)

(Exact name of registrant as specified in charter)

Maryland (DCT Industrial Trust Inc.) Delaware (DCT Industrial Operating Partnership LP)	001-33201 (DCT Industrial Trust Inc.) 333-195185 (DCT Industrial Operating Partnership LP)	82-0538520 (DCT Industrial Trust Inc.) 82-0538522 (DCT Industrial Operating Partnership LP)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 17th Street, Suite 3700 Denver, CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, including Area Code: (303) 597-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on August 22, 2018 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 29, 2018 (the “Merger Agreement”), by and among Prologis, Inc. (“Prologis”), Prologis, L.P. (“Prologis OP” and, together with Prologis, the “Prologis Parties”), DCT Industrial Trust Inc. (“DCT”) and DCT Industrial Operating Partnership LP (“DCT Partnership” and, together with DCT, the “DCT Parties”). Pursuant to the Merger Agreement, effective as of August 22, 2018, (a) DCT Partnership merged with and into Prologis OP, with Prologis OP surviving such merger (the “Partnership Merger”) and (b) immediately following the Partnership Merger, DCT merged with and into Prologis, with Prologis surviving such merger (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). The following events took place in connection with the consummation of the Mergers:

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 22, 2018, the Mergers were consummated pursuant to the terms of the Merger Agreement.

Pursuant to the terms of the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock, par value $0.01 per share, of DCT (“DCT Common Stock”) issued and outstanding as of immediately prior to the Company Merger Effective Time (other than DCT Common Stock owned by any of the DCT Parties or any of DCT’s wholly-owned subsidiaries and each share of DCT Common Stock owned by any of the Prologis Parties or any of their respective wholly-owned subsidiaries) was automatically converted into the right to receive 1.02 (the “Exchange Ratio”) validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share, of Prologis (“Prologis Common Stock”, and such consideration, the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable tax law, upon the terms and subject to the conditions set forth in the Merger Agreement. Approximately 96,212,000 shares of Prologis Common Stock were issued in connection with the Company Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each issued and outstanding common unit of limited partnership interest in DCT Partnership (“Partnership OP Unit”) (including any Partnership OP Unit issued upon the conversion of limited partnership interests in DCT Partnership granted under the company equity incentive plan and designated as an “LTIP Unit” under the amended and restated agreement of limited partnership of DCT Partnership (“Company LTIP Units”)) immediately prior to the Partnership Merger Effective Time was automatically converted into a number of new validly issued limited partnership interests in Prologis OP (“New OP Units”) in an amount equal to the Exchange Ratio, and each holder of New OP Units was admitted as a limited partner of Prologis OP as of the Partnership Merger Effective Time in accordance with the terms of the Prologis OP partnership agreement. Any fractional New OP Unit that would otherwise have been issued to any holder of Partnership OP Units was rounded up to the nearest whole number and the holders of Partnership OP Units are not entitled to any further consideration with respect thereto. Approximately 3,557,000 New OP Units were issued in connection with the Partnership Merger.

In accordance with the terms of the Merger Agreement, (a) immediately prior to the Partnership Merger Effective Time, each issued and outstanding (i) unvested Company LTIP Units automatically fully vested in accordance with the applicable existing award agreements and (ii) each vested Company LTIP Unit was automatically converted into a Partnership OP Unit pursuant to the amended and restated agreement of limited partnership of DCT Partnership, (b) immediately prior to the Company Merger Effective Time, each share of DCT Common Stock subject to a restricted stock award fully vested in accordance with the applicable existing award agreements and was cancelled and, at the Company Merger Effective Time, converted automatically into the right to receive the Merger Consideration in respect of each such share of DCT Common Stock, (c) at the Company Merger Effective Time, each phantom share of DCT Common Stock outstanding immediately prior to the Company Merger Effective Time fully vested in accordance with the applicable existing award agreements and was cancelled and converted automatically into the right to receive the Merger Consideration in respect of each share of DCT Common Stock underlying such phantom share, and (d) at the Company Merger Effective Time, each outstanding and unexercised option to purchase DCT Common Stock granted under DCT’s equity incentive plan fully vested and terminated and converted into the right to receive a number of shares of Prologis Common Stock, rounded down to the nearest whole number of shares, equal to (x) 1.02 multiplied by (y) the number of shares of DCT Common Stock obtained by (i) multiplying (A) the number of shares of DCT Common Stock that were subject to such option immediately prior to the company merger effective time by (B) the excess, if any, of the fair market value of a share of DCT Common Stock determined immediately prior to the Company Merger Effective Time over the per share exercise price of such option, and (ii) dividing the resulting amount determined under (i) by the fair market value of a share of DCT Common Stock determined immediately prior to the Company Merger Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01.Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers, DCT notified the New York Stock Exchange (“NYSE”) on August 22, 2018 that each share of DCT Common Stock issued and outstanding immediately prior to the Company Merger Effective Time was cancelled and converted into the right to receive the Merger Consideration, and the NYSE will file a notification of removal from listing on Form 25 with the SEC with respect to the DCT Common Stock in order to effect the delisting of the DCT Common Stock from the NYSE. Such delisting will result in the termination of the registration of the DCT Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prologis (as successor by merger to DCT) intends to file a certificate on Form 15 requesting the deregistration of the DCT Common Stock under Section 12(g) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Mergers, the Prologis Parties and the DCT Parties executed the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated October 9, 2013 (the “Base Indenture”), and the First Supplemental Indenture, dated March 16, 2017 (the “First Supplemental Indenture” and, the Base Indenture as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), relating to DCT Partnership’s 4.500% Senior Notes due 2023 (the “Notes”). Pursuant to the terms of the Second Supplemental Indenture, Prologis OP agreed to assume the payment of the principal of and interest on the Notes and to perform and observe all of the covenants and conditions in the Indenture and to be substituted for DCT Partnership as the issuer under the Indenture. Furthermore, pursuant to the terms of the Second Supplemental Indenture, Prologis agreed to assume, as guarantor, the payment of the principal of and interest on the Notes and to perform and observe all of the covenants and conditions in the Indenture and to be substituted for DCT as the guarantor under the Indenture. The foregoing descriptions of the Indenture and Second Supplemental Indenture do not purport to be complete and are qualified in their entirety by the full text of the Indenture and Second Supplemental Indenture, which are attached hereto as Exhibits 4.1,4.2 and 4.3 and are incorporated herein by reference.

Item 5.01. Change in Control of Registrant.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Partnership Merger Effective Time, as contemplated under the Merger Agreement, DCT Partnership merged with and into Prologis OP, with Prologis OP surviving the Partnership Merger. The aggregate consideration paid in connection with the Partnership Merger consisted of approximately 3,557,000 New OP Units.

At the Company Merger Effective Time, as contemplated under the Merger Agreement, DCT merged with and into Prologis, with Prologis surviving the Company Merger. The aggregate consideration paid in connection with the Company Merger consisted of approximately 96,212,000 shares of Prologis Common Stock.

Item 5.02. Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Mergers and as of the Company Merger Effective Time, all of the members of the board of directors of DCT ceased serving as members of the board of directors of DCT.

Also in connection with the consummation of the Mergers and as of the Company Merger Effective Time, each of the individuals listed below ceased serving as an executive officer or officer of DCT:

Philip L. Hawkins	President and Chief Executive Officer
Teresa L. Corral	Executive Vice President of Investments and Portfolio Management
Neil P. Doyle	Managing Director, Central Region
Matthew T. Murphy	Chief Financial Officer and Treasurer
John V. Pharris	Managing Director, West Region
Charla Rios	Executive Vice President, Property Management
Michael J. Ruen	Managing Director, East Region
John G. Spiegleman	Executive Vice President, General Counsel and Secretary
Mark E. Skomal	Chief Accounting Officer

Item 5.07. Submission of Matters to a Vote of Security Holders

DCT held a special meeting (the “Special Meeting”) of stockholders at 10:00 a.m., Mountain Time, on August 20, 2018, at 555 17th Street, Suite 3700, Denver, Colorado 80202 to vote on the proposals set forth in the proxy statement / prospectus dated July 10, 2018, and first mailed to the DCT’s stockholders on or about July 13, 2018.

1. Company Merger. At the Special Meeting, DCT’s stockholders voted upon and approved a proposal (the “Merger Proposal”) to approve the Company Merger pursuant to the Merger Agreement. The votes on this proposal were as follows:

Votes For	Votes Against	Abstentions
81,812,724	50,868	517,915

2. Advisory Vote on Executive Compensation. At the Special Meeting, DCT’s stockholders voted upon a non-binding advisory proposal to approve certain compensation that may be paid or become payable to certain named executive officers of DCT in connection with the Mergers and the transactions contemplated under the Merger Agreement. The votes on this proposal were as follows:

Votes For	Votes Against	Abstentions
63,491,202	18,341,700	548,605

3. Adjournment of Special Meeting. Stockholder action on a third proposal, to approve one or more adjournments of the Special Meeting to another date, time or place, if necessary, to solicit additional proxies in favor of the proposal to approve the Company Merger on the terms and conditions set forth in the Merger Agreement, was not required and no vote was taken on that proposal.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 29, 2018, by and among Prologis, Inc., Prologis, L.P., DCT Industrial Trust Inc. and DCT Industrial Operating Partnership LP (incorporated by reference to Exhibit 2.1 to Prologis, Inc’s. and Prologis, L.P.’s Form 8-K filed on April 30, 2018)

4.1	Indenture, dated as of October 9, 2013, among DCT Industrial Trust Inc., DCT Industrial Operating Partnership LP, the Subsidiary Guarantors and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to DCT Industrial Trust Inc.’s and DCT Industrial Operating Partnership LP’s Form 8-K filed on October 15, 2013)

4.2	First Supplemental Indenture, dated as of March 16, 2017, DCT Industrial Operating Partnership LP, DCT Industrial Trust, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to DCT Industrial Trust Inc.’s and DCT Industrial Operating Partnership LP’s Form 8-K filed on March 16, 2017)

4.3	Second Supplemental Indenture, dated as of August 22, 2018, among Prologis, Inc., Prologis, L.P., DCT Industrial Trust Inc., DCT Industrial Operating Partnership LP and U.S. Bank National Association, as Trustee (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC. as successor by merger to DCT Industrial Trust Inc.

Date: August 22, 2018	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel

PROLOGIS, L.P. as successor by merger to DCT Industrial Operating Partnership LP By: Prologis, Inc., as successor by merger to DCT Industrial Trust Inc. its General Partner

Date: August 22, 2018	By:	/s/ Michael T. Blair
Name: Michael T. Blair
Title: Managing Director, Deputy General Counsel